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                                                                      EXHIBIT 23



                               MARK SHERMAN, CPA
                             316 SOUTH JONES BLVD.,
                              LAS VEGAS, NV  89107
                    Phone (702) 645-6318 Fax: (702) 645-1604
                          Email: MarkSSherman@MSN.com



April 14, 2002


I consent to the use of my reported dated February 14, 2002, in the Form 10K SB, on the financial statements of Mojave Southern, Inc., dated December 31, 2001, included herein and to the reference made to me.

Sincerely,

/s/ Mark Sherman
Mark Sherman